SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund
(the "Fund")

Supplement Dated September 13, 2024
to the Prospectus (the "Prospectus"), dated September 30, 2023, as amended on November 8,
2023, November 30, 2023, December 18, 2023, January 8, 2024, January 18, 2024, May 1,
2024, May 6, 2024, May 20, 2024, May 21, 2024 and August 30, 2024 and to the Statement of
Additional Information (the "SAI"), dated September 30, 2023, as amended on November 8,
2023, November 30, 2023, December 18, 2023, January 4, 2024, January 8, 2024, January 18,
2024, April 16, 2024, May 1, 2024, May 6, 2024, May 20, 2024, and May 21, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

SEI Investments Management Corporation and the Board of Trustees have determined to remove Western Asset Management Company, LLC and Western Asset Management Company Limited (collectively, "Western Asset") as sub-advisers to the Fund, and to reallocate assets currently under their management to the Fund's existing sub-advisers.

The Fund anticipates that the transition of assets from Western Asset to the Fund's existing sub-advisers will be completed on or before October 31, 2024. On October 31, 2024, all references to Western Asset will be deleted from the Prospectus and SAI.

There are no other changes to the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1553 (09/24)